UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 2, 2008
Dolan Media Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33603	43-2004527

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

706 Second Avenue South, Suite 1200, Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 317-9420
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On September 2, 2008, we filed a current report on Form 8-K with the Securities and Exchange Commission to report our acquisition of National Default Exchange Holdings, L.P. and related entities, collectively referred to as NDEx. We are filing this Amendment No. 1 to that current report on Form 8-K to provide the financial statements and the pro forma financial information required by Item 9.01 of Form 8-K in connection with our acquisition of NDEx.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. The consolidated financial statements of National Default Exchange Holdings, L.P. (and Predecessor) required by Item 901(a) of Form 8-K are filed as Exhibit 99.2 hereto and incorporated by reference herein.
(b)	Pro Forma Financial Information. The pro forma consolidated condensed financial information related to our acquisition of NDEx required by Item 901(b) of Form 8-K is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(c)	Not applicable.

(d)	Exhibits

Exhibit
Number	Description of Exhibits
10.1*	Amended and Restated Services Agreement dated September 2, 2008 by and between National Default Exchange, LP and Barrett Daffin Frappier Turner & Engel, LLP **

10.2	Amendment No. 4 to the Amended and Restated Operating Agreement of American Processing Company, LLC **

23.1	Consent of McGladrey & Pullen, LLP

99.1	Press Release of Company dated September 2, 2008 **

99.2	Consolidated Financial Statements of National Default Exchange Holdings, L.P. (and Predecessor) for the years ended December 31, 2005, 2006 and 2007 and as of December 31, 2006 and 2007 (audited) and for the six months ended June 30, 2007 and 2008 and as of June 30, 2008 (unaudited)

99.3	Unaudited pro forma condensed consolidated financial information for the Company for the year ended December 31, 2007 and for the six months ended, and as of, June 30, 2008

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been separately filed with the Securities and Exchange Commission.

**	Previously filed as an exhibit to our current report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLAN MEDIA COMPANY
By:	/s/ Scott J. Pollei
	Name:	Scott J. Pollei
Its: Executive Vice President and Chief Financial Officer

Dated: September 16, 2008

Exhibit Index

Exhibit
Number	Description of Exhibits
23.1	Consent of McGladrey & Pullen, LLP

99.2	Consolidated Financial Statements of National Default Exchange Holdings, L.P. (and Predecessor) for the years ended December 31, 2005, 2006 and 2007 and as of December 31, 2006 and 2007 (audited) and for the six months ended June 30, 2007 and 2008 and as of June 30, 2008 (unaudited)

99.3	Unaudited pro forma condensed consolidated financial information for the Company for the year ended December 31, 2007 and for the six months ended, and as of, June 30, 2008

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